                                                            Sub-Item 77 Q 1 (e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President
                                                         as of February 6, 2013

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                               ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                                  Contractual     1.05%       May 23, 2011      June 30, 2013
   Class B Shares                                  Contractual     1.22%/2/    May 23, 2011      June 30, 2013
   Class C Shares                                  Contractual     1.80%       May 23, 2011      June 30, 2013
   Class R Shares                                  Contractual     1.30%       May 23, 2011      June 30, 2013
   Class R5 Shares                                 Contractual     0.80%       May 23, 2011      June 30, 2013
   Class R6 Shares                                 Contractual     0.80%    September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     0.80%       May 23, 2011      June 30, 2013

Invesco American Franchise Fund
   Class A Shares                                  Contractual     2.00%       July 1, 2013      June 30, 2014
   Class B Shares                                  Contractual     2.75%       July 1, 2013      June 30, 2014
   Class C Shares                                  Contractual     2.75%       July 1, 2013      June 30, 2014
   Class R Shares                                  Contractual     2.25%       July 1, 2013      June 30, 2014
   Class R5 Shares                                 Contractual     1.75%       July 1, 2013      June 30, 2014
   Class R6 Shares                                 Contractual     1.75%       July 1, 2013      June 30, 2014
   Class Y Shares                                  Contractual     1.75%       July 1, 2013      June 30, 2014

Invesco California Tax-Free Income Fund
   Class A Shares                                  Contractual     1.50%       July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.00%       July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.00%       July 1, 2012      June 30, 2013
   Class Y Shares                                  Contractual     1.25%       July 1, 2012      June 30, 2013

Invesco Core Plus Bond Fund
   Class A Shares                                  Contractual     0.75%       June 6, 2011    December 31, 2013
   Class B Shares                                  Contractual     1.50%       June 6, 2011    December 31, 2013
   Class C Shares                                  Contractual     1.50%       June 6, 2011    December 31, 2013
   Class R Shares                                  Contractual     1.00%       June 6, 2011    December 31, 2013
   Class R5 Shares                                 Contractual     0.50%       June 6, 2011    December 31, 2013
   Class R6 Shares                                 Contractual     0.50%    September 24, 2012 December 31, 2013
   Class Y Shares                                  Contractual     0.50%       June 6, 2011    December 31, 2013

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                  Contractual     2.00%       July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.75%       July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.75%       July 1, 2012      June 30, 2013
   Class R Shares                                  Contractual     2.25%       July 1, 2012      June 30, 2013
   Class R6 Shares                                 Contractual     1.75%    September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     1.75%       July 1, 2012      June 30, 2013

Invesco Equity and Income Fund
   Class A Shares                                  Contractual     1.50%       July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.25%       July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.25%       July 1, 2012      June 30, 2013
   Class R Shares                                  Contractual     1.75%       July 1, 2012      June 30, 2013
   Class R5 Shares                                 Contractual     1.25%       July 1, 2012      June 30, 2013
   Class R6 Shares                                 Contractual     1.25%    September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     1.25%       July 1, 2012      June 30, 2013

Invesco Floating Rate Fund
   Class A Shares                                  Contractual     1.50%      April 14, 2006     June 30, 2013
   Class C Shares                                  Contractual     2.00%      April 14, 2006     June 30, 2013
   Class R Shares                                  Contractual     1.75%      April 14, 2006     June 30, 2013
   Class R5 Shares                                 Contractual     1.25%      April 14, 2006     June 30, 2013
   Class R6 Shares                                 Contractual     1.25%    September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     1.25%     October 3, 2008     June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco Global Real Estate Income Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013

Invesco Growth and Income Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013

Invesco S&P 500 Index Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013

Invesco Small Cap Discovery Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013

Invesco U.S. Quantitative Core Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2012    June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class S Shares                                  Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco Constellation Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013

Invesco Disciplined Equity Fund
   Class Y Shares                                  Contractual     1.75%     July 14, 2009    June 30, 2013

Invesco Diversified Dividend Fund
   Class A Shares                                  Contractual     0.95%     July 18, 2011    June 30, 2013
   Class B Shares                                  Contractual     1.70%     July 18, 2011    June 30, 2013
   Class C Shares                                  Contractual     1.70%     July 18, 2011    June 30, 2013
   Class R Shares                                  Contractual     1.20%     July 18, 2011    June 30, 2013
   Class R5 Shares                                 Contractual     0.70%     July 18, 2011    June 30, 2013
   Class R6 Shares                                 Contractual     0.70%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     0.70%     July 18, 2011    June 30, 2013
   Investor Class Shares                           Contractual     0.95%     July 18, 2011    June 30, 2013

Invesco Diversified Dividend Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                                  Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                                  Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                                  Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                                 Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                                 Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                                  Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares                           Contractual     2.00%      July 1, 2013    June 30, 2014

Invesco Summit Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class P Shares                                  Contractual     1.85%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class S Shares                                  Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                               ------------ ----------  ----------------- -------------
Invesco European Small Company Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     3.00%      July 1, 2009    June 30, 2013
   Class Y Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013

Invesco Global Core Equity Fund
   Class A Shares                                  Contractual     1.25%      May 23, 2011    June 30, 2013
   Class B Shares                                  Contractual     1.52%/2/   May 23, 2011    June 30, 2013
   Class C Shares                                  Contractual     2.00%      May 23, 2011    June 30, 2013
   Class R Shares                                  Contractual     1.50%      May 23, 2011    June 30, 2013
   Class R5 Shares                                 Contractual     1.00%      May 23, 2011    June 30, 2013
   Class Y Shares                                  Contractual     1.00%      May 23, 2011    June 30, 2013

Invesco Global Core Equity Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2013    June 30, 2014
   Class B Shares                                  Contractual     3.00%      July 1, 2013    June 30, 2014
   Class C Shares                                  Contractual     3.00%      July 1, 2013    June 30, 2014
   Class R Shares                                  Contractual     2.50%      July 1, 2013    June 30, 2014
   Class R5 Shares                                 Contractual     2.00%      July 1, 2013    June 30, 2014
   Class Y Shares                                  Contractual     2.00%      July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco International Small Company Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     3.00%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     2.00%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013

Invesco Small Cap Equity Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                 Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                 Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                 Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                 Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                 Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                 Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                  Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                 Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                  Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                  Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                 Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                  Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                 Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                 Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                  Contractual     0.00%    November 4, 2009  April 30, 2014

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                  Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                 Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                  Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                  Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                 Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                  Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                 Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                 Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                  Contractual     0.00%    November 4, 2009  April 30, 2014

Invesco Conservative Allocation Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
   Class S Shares                                  Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013

Invesco Convertible Securities Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
   Class R6 Shares                                 Contractual     1.25%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013

Invesco Global Quantitative Core Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     3.00%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.50%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class Y Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013

Invesco Growth Allocation Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class S Shares                                  Contractual     1.90%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                                  Contractual     0.25%      May 1, 2012     April 30, 2014
   Class B Shares                                  Contractual     1.00%      May 1, 2012     April 30, 2014
   Class C Shares                                  Contractual     1.00%      May 1, 2012     April 30, 2014
   Class R Shares                                  Contractual     0.50%      May 1, 2012     April 30, 2014
   Class R5 Shares                                 Contractual     0.00%      May 1, 2012     April 30, 2014
   Class Y Shares                                  Contractual     0.00%      May 1, 2012     April 30, 2014

Invesco International Allocation Fund
   Class A Shares                                  Contractual     2.25%      May 1, 2012     June 30, 2013
   Class B Shares                                  Contractual     3.00%      May 1, 2012     June 30, 2013
   Class C Shares                                  Contractual     3.00%      May 1, 2012     June 30, 2013
   Class R Shares                                  Contractual     2.50%      May 1, 2012     June 30, 2013
   Class R5 Shares                                 Contractual     2.00%      May 1, 2012     June 30, 2013
   Class Y Shares                                  Contractual     2.00%      May 1, 2012     June 30, 2013

Invesco Leaders Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     3.00%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     3.00%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013

Invesco Mid Cap Core Equity Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013

Invesco Moderate Allocation Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
   Class S Shares                                  Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013

Invesco Small Cap Growth Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2009    June 30, 2013

Invesco U.S. Mortgage Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                               ------------ ---------- ----------------- -------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                  Contractual     2.25%     July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     3.00%     July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     3.00%     July 1, 2009    June 30, 2013
   Class Y Shares                                  Contractual     2.00%     July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE     EFFECTIVE DATE OF          EXPIRATION
FUND                                                VOLUNTARY   LIMITATION     CURRENT LIMIT               DATE
----                                               ------------ ---------- ---------------------- ----------------------
Invesco European Growth Fund
   Class A Shares                                  Contractual     2.25%        July 1, 2009          June 30, 2013
   Class B Shares                                  Contractual     3.00%        July 1, 2009          June 30. 2013
   Class C Shares                                  Contractual     3.00%        July 1, 2009          June 30, 2013
   Class R Shares                                  Contractual     2.50%        July 1, 2009          June 30, 2013
   Class Y Shares                                  Contractual     2.00%        July 1, 2009          June 30, 2013
   Investor Class Shares                           Contractual     2.25%        July 1, 2009          June 30, 2013

Invesco Global Growth Fund
   Class A Shares                                  Contractual     1.32%     December 19, 2011      December 31, 2012
   Class B Shares                                  Contractual     2.07%        December 19,           December 31,
   Class C Shares                                  Contractual     2.07%     2011 December 19,      2012 December 31,
   Class R5 Shares                                 Contractual     1.07%   2011 December 19, 2011 2012 December 31, 2012
   Class R6 Shares                                 Contractual     1.07%     September 24, 2012     December 31, 2012
   Class Y Shares                                  Contractual     1.07%     December 19, 2011      December 31, 2012

Invesco Global Growth Fund
   Class A Shares                                  Contractual     2.25%      January 1, 2013         June 30, 2013
   Class B Shares                                  Contractual     3.00%      January 1, 2013         June 30. 2013
   Class C Shares                                  Contractual     3.00%      January 1, 2013         June 30, 2013
   Class R5 Shares                                 Contractual     2.00%      January 1, 2013         June 30, 2013
   Class R6 Shares                                 Contractual     2.00%      January 1, 2013         June 30, 2013
   Class Y Shares                                  Contractual     2.00%      January 1, 2013         June 30, 2013

Invesco Global Opportunities Fund
   Class A Shares                                  Contractual     1.36%       August 1, 2012       February 28, 2014
   Class C Shares                                  Contractual     2.11%         August 1,          February 28, 2014
   Class R Shares                                  Contractual     1.61%       2012 August 1,       February 28, 2014
   Class R5 Shares                                 Contractual     1.11%    2012 August 1, 2012     February 28, 2014
   Class R6 Shares                                 Contractual     1.11%     September 24, 2012     February 28, 2014
   Class Y Shares                                  Contractual     1.11%       August 1, 2012       February 28, 2014

Invesco Select Opportunities Fund
   Class A Shares                                  Contractual     1.51%       August 1, 2012       February 28, 2014
   Class C Shares                                  Contractual     2.26%         August 1,          February 28, 2014
   Class R Shares                                  Contractual     1.76%       2012 August 1,       February 28, 2014
   Class R5 Shares                                 Contractual     1.26%    2012 August 1, 2012     February 28, 2014
   Class R6 Shares                                 Contractual     1.26%     September 24, 2012     February 28, 2014
   Class Y Shares                                  Contractual     1.26%       August 1, 2012       February 28, 2014

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                  Contractual     2.25%        July 1, 2009          June 30. 2013
   Class B Shares                                  Contractual     3.00%        July 1, 2009          June 30, 2013
   Class C Shares                                  Contractual     3.00%        July 1, 2009          June 30, 2013
   Class R5 Shares                                 Contractual     2.00%        July 1, 2009          June 30, 2013
   Class Y Shares                                  Contractual     2.00%        July 1, 2009          June 30, 2013

Invesco International Core Equity Fund
   Class A Shares                                  Contractual     2.25%        July 1, 2009          June 30. 2013
   Class B Shares                                  Contractual     3.00%        July 1, 2009          June 30, 2013
   Class C Shares                                  Contractual     3.00%        July 1, 2009          June 30, 2013
   Class R Shares                                  Contractual     2.50%        July 1, 2009          June 30, 2013
   Class R5 Shares                                 Contractual     2.00%        July 1, 2009          June 30, 2013
   Class R6 Shares                                 Contractual     2.00%     September 24, 2012       June 30, 2013
   Class Y Shares                                  Contractual     2.00%        July 1, 2009          June 30, 2013
   Investor Class Shares                           Contractual     2.25%        July 1, 2009          June 30, 2013

Invesco International Growth Fund
   Class A Shares                                  Contractual     1.40%        May 23, 2011          June 30, 2013
   Class B Shares                                  Contractual     2.15%        May 23, 2011          June 30, 2013
   Class C Shares                                  Contractual     2.15%        May 23, 2011          June 30, 2013
   Class R Shares                                  Contractual     1.65%        May 23, 2011          June 30, 2013
   Class R5 Shares                                 Contractual     1.15%        May 23, 2011          June 30, 2013
   Class R6 Shares                                 Contractual     1.15%     September 24, 2012       June 30, 2013
   Class Y Shares                                  Contractual     1.15%        May 23, 2011          June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                               ------------ ---------- ----------------- -------------
Invesco International Growth Fund
   Class A Shares                                  Contractual     2.25%     July 1, 2013    June 30, 2014
   Class B Shares                                  Contractual     3.00%     July 1, 2013    June 30, 2014
   Class C Shares                                  Contractual     3.00%     July 1, 2013    June 30, 2014
   Class R Shares                                  Contractual     2.50%     July 1, 2013    June 30, 2014
   Class R5 Shares                                 Contractual     2.00%     July 1, 2013    June 30, 2014
   Class R6 Shares                                 Contractual     2.00%     July 1, 2013    June 30, 2014
   Class Y Shares                                  Contractual     2.00%     July 1, 2013    June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ---------- ------------------ -----------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                  Contractual     2.00%      July 1, 2012      June 30. 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012      June 30, 2013

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                  Contractual     1.22%   November 29, 2010    June 30. 2014
   Class B Shares                                  Contractual     1.97%   November 29, 2010    June 30, 2014
   Class C Shares                                  Contractual     1.97%   November 29, 2010    June 30, 2014
   Class R Shares                                  Contractual     1.47%   November 29, 2010    June 30, 2014
   Class R5 Shares                                 Contractual     0.97%   November 29, 2010    June 30, 2014
   Class R6 Shares                                 Contractual     0.97%   September 24, 2012   June 30, 2014
   Class Y Shares                                  Contractual     0.97%   November 29, 2010    June 30, 2014

Invesco China Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                                  Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                                  Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R5 Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2013
   Class Y Shares                                  Contractual     2.00%      July 1, 2009      June 30, 2013

Invesco Developing Markets Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2012      June 30. 2013
   Class B Shares                                  Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R5 Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2013
   Class R6 Shares                                 Contractual     2.00%   September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2013

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                  Contractual     1.24%     June 14, 2010    February 28, 2014
   Class B Shares                                  Contractual     1.99%     June 14, 2010    February 28, 2014
   Class C Shares                                  Contractual     1.99%     June 14, 2010    February 28, 2014
   Class R Shares                                  Contractual     1.49%     June 14, 2010    February 28, 2014
   Class Y Shares                                  Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R5 Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R6 Shares                                 Contractual     0.99%   September 24, 2012 February 28, 2014

Invesco Emerging Markets Equity Fund
   Class A Shares                                  Contractual     1.85%      May 11, 2011    February 28, 2014
   Class C Shares                                  Contractual     2.60%      May 11, 2011    February 28, 2014
   Class R Shares                                  Contractual     2.10%      May 11, 2011    February 28, 2014
   Class R5 Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2014
   Class R6 Shares                                 Contractual     1.60%   September 24, 2012 February 28, 2014
   Class Y Shares                                  Contractual     1.60%      May 11, 2011    February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                               ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009      June 30. 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009      June 30, 2013

Invesco Global Health Care Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012      June 30. 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012      June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2012      June 30, 2013

Invesco Global Markets Strategy Fund/5/
   Class H1 Shares                                 Contractual     2.00%   September 25, 2012 February 28, 2014

Invesco International Total Return Fund
   Class A Shares                                  Contractual     1.10%     March 31, 2006   February 28, 2014
   Class B Shares                                  Contractual     1.85%     March 31, 2006   February 28, 2014
   Class C Shares                                  Contractual     1.85%     March 31, 2006   February 28, 2014
   Class R5 Shares                                 Contractual     0.85%    October 3, 2008   February 28, 2014
   Class R6 Shares                                 Contractual     0.85%   September 24, 2012 February 28, 2014
   Class Y Shares                                  Contractual     0.85%     March 31, 2006   February 28, 2014

Invesco Pacific Growth Fund
   Class A Shares                                  Contractual     2.25%      July 1, 2012      June 30. 2013
   Class B Shares                                  Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R Shares                                  Contractual     2.50%      July 1, 2012      June 30, 2013
   Class R5 Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2013
   Class Y Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2013

Invesco Premium Income Fund
   Class A Shares                                  Contractual     0.89%   December 13, 2011  February 28, 2014
   Class C Shares                                  Contractual     1.64%   December 13, 2011  February 28, 2014
   Class R Shares                                  Contractual     1.14%   December 13, 2011  February 28, 2014
   Class R5 Shares                                 Contractual     0.64%   December 13, 2011  February 28, 2014
   Class R6 Shares                                 Contractual     0.64%   September 24, 2012 February 28, 2014
   Class Y Shares                                  Contractual     0.64%   December 13, 2011  February 28, 2014

Invesco Select Companies Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009      June 30. 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009      June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
   Class R6 Shares                                 Contractual     1.25%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco Dynamics Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30. 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2009    June 30. 2013

Invesco Global Real Estate Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013

Invesco High Yield Fund
   Class A Shares                                  Contractual     0.89%      June 6, 2011    June 30, 2013
   Class B Shares                                  Contractual     1.64%      June 6, 2011    June 30, 2013
   Class C Shares                                  Contractual     1.64%      June 6, 2011    June 30, 2013
   Class R5 Shares                                 Contractual     0.64%      June 6, 2011    June 30, 2013
   Class R6 Shares                                 Contractual     0.64%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     0.64%      June 6, 2011    June 30, 2013
   Investor Class Shares                           Contractual     0.89%      June 6, 2011    June 30, 2013

Invesco High Yield Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                                  Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                                  Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                                 Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                                 Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                                  Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares                           Contractual     1.50%      July 1, 2013    June 30, 2014

Invesco High Yield Securities Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.10%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013

Invesco Limited Maturity Treasury Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class A2 Shares                                 Contractual     1.40%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013

Invesco Municipal Bond Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013
   Investor Class Shares                           Contractual     1.50%      July 1, 2012    June 30, 2013

Invesco Real Estate Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                               ------------ ----------  ------------------ -------------
Invesco Short Term Bond Fund
   Class A Shares                                  Contractual     0.56%       June 6, 2011    June 30, 2013
   Class C Shares                                  Contractual     0.91%/2/   March 4, 2009    June 30, 2013
   Class R Shares                                  Contractual     0.91%      March 4, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     0.41%      March 4, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     0.41%    September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     0.41%      March 4, 2009    June 30, 2013

Invesco U.S. Government Fund
   Class A Shares                                  Contractual     1.50%       July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%       July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%       July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     1.75%       July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%       July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%       July 1, 2012    June 30, 2013
   Investor Class Shares                           Contractual     1.50%       July 1, 2012    June 30, 2013

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                                  Contractual     1.25%     April 30, 2012   June 30, 2013
   Class B Shares                                  Contractual     2.00%     April 30, 2012   June 30, 2013
   Class C Shares                                  Contractual     2.00%     April 30, 2012   June 30, 2013
   Class R Shares                                  Contractual     1.50%     April 30, 2012   June 30, 2013
   Class R5 Shares                                 Contractual     1.00%     April 30, 2012   June 30, 2013
   Class R6 Shares                                 Contractual     1.00%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.00%     April 30, 2012   June 30, 2013

Invesco Comstock Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013

Invesco Energy Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2009    June 30, 2013

Invesco Gold & Precious Metals Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2009    June 30, 2013

Invesco Leisure Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Mid Cap Growth Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                                  Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                                 Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                  Contractual     1.75%     July 1, 2012      June 30, 2013

Invesco Small Cap Value Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                  Contractual     1.75%     July 1, 2012      June 30, 2013

Invesco Technology Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R5 Shares                                 Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                  Contractual     1.75%     July 1, 2012      June 30, 2013
   Investor Class Shares                           Contractual     2.00%     July 1, 2012      June 30, 2013

Invesco Technology Sector Fund
   Class A Shares                                  Contractual     2.00%   February 12, 2010   June 30, 2013
   Class B Shares                                  Contractual     2.75%   February 12, 2010   June 30, 2013
   Class C Shares                                  Contractual     2.75%   February 12, 2010   June 30, 2013
   Class Y Shares                                  Contractual     1.75%   February 12, 2010   June 30, 2013

Invesco Dividend Income Fund
   Class A Shares                                  Contractual     1.10%   February 6, 2013  February 28, 2014
   Class B Shares                                  Contractual     1.85%   February 6, 2013  February 28, 2014
   Class C Shares                                  Contractual     1.85%   February 6, 2013  February 28, 2014
   Class R5 Shares                                 Contractual     0.85%   February 6, 2013  February 28, 2014
   Class R6 Shares                                 Contractual     0.85%   February 6, 2013  February 28, 2014
   Class Y Shares                                  Contractual     0.85%   February 6, 2013  February 28, 2014
   Investor Class Shares                           Contractual     1.10%   February 6, 2013  February 28, 2014

Invesco Value Opportunities Fund
   Class A Shares                                  Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                                  Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                                 Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                  Contractual     1.75%     July 1, 2012      June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                               ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                  Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                  Contractual     0.75%     June 6, 2011    June 30, 2013
   Class B Shares                                  Contractual     1.50%     June 6, 2011    June 30, 2013
   Class C Shares                                  Contractual     1.50%     June 6, 2011    June 30, 2013
   Class Y Shares                                  Contractual     0.50%     June 6, 2011    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                               ------------ ---------- ----------------- -------------
Invesco Municipal Income Fund
   Class A Shares                                  Contractual     0.83%     June 6, 2011    June 30, 2013
   Class B Shares                                  Contractual     1.58%     June 6, 2011    June 30, 2013
   Class C Shares                                  Contractual     1.58%     June 6, 2011    June 30, 2013
   Class Y Shares                                  Contractual     0.58%     June 6, 2011    June 30, 2013

Invesco Municipal Income Fund
   Class A Shares                                  Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                                  Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                                  Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                                  Contractual     1.25%     July 1, 2013    June 30, 2014

Invesco New York Tax Free Income Fund
   Class A Shares                                  Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Tax-Free Intermediate Fund
   Class A Shares                                  Contractual     1.50%     July 1, 2012    June 30, 2013
   Class A2 Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2013

                           INVESCO SECURITIES TRUST

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         Contractual     1.15%   January 16, 2013  February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                         as of February 6, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                        Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                  Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Government TaxAdvantage Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                        Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                  Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Liquid Assets Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                        Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                  Contractual     0.34%      July 1, 2009    December 31, 2013

STIC Prime Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                        Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                  Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                           Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                 Contractual     0.28%      July 1, 2009    December 31, 2013
   Institutional Class                             Contractual     0.25%      July 1, 2009    December 31, 2013
   Personal Investment Class                       Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                        Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                   Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class                                  Contractual     0.41%/2/   July 1, 2009    December 31, 2013

Treasury Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                        Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                  Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of February 6, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ----------------- --------------
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                 Contractual     0.72%     May 15, 2012    June 30, 2013

   Series II Shares                                Contractual     0.97%     May 15, 2012    June 30, 2013

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                 Contractual     0.78%     July 1, 2013    April 30, 2014

   Series II Shares                                Contractual     1.03%     July 1, 2013    April 30, 2014

Invesco V.I. Core Equity Fund
   Series I Shares                                 Contractual     1.30%    January 1, 2005  April 30, 2013

   Series II Shares                                Contractual     1.45%    January 1, 2005  April 30, 2013

Invesco V.I. Core Equity Fund
   Series I Shares                                 Contractual     2.00%      May 1, 2013    June 30, 2014

   Series II Shares                                Contractual     2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                 Contractual     0.77%     July 1, 2012    April 30, 2013

   Series II Shares                                Contractual     1.02%     July 1, 2012    April 30, 2013

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                 Contractual     2.00%      May 1, 2013    June 30, 2014

   Series II Shares                                Contractual     2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Diversified Income Fund
   Series I Shares                                 Contractual     0.75%     July 1, 2005    April 30, 2014

   Series II Shares                                Contractual     1.00%     July 1, 2005    April 30, 2014

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                 Contractual     2.00%     July 1, 2012    June 30, 2013

   Series II Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013

Invesco V.I. Global Core Equity Fund
   Series I Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2013

   Series II Shares                                Contractual     2.50%     July 1, 2012    June 30, 2013

--------
/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ------------------ --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                                 Contractual     1.30%     April 30, 2004   April 30, 2013

   Series II Shares                                Contractual     1.45%     April 30, 2004   April 30, 2013

Invesco V.I. Global Health Care Fund
   Series I Shares                                 Contractual     2.00%      May 1. 2013     June 30, 2014

   Series II Shares                                Contractual     2.25%      May 1, 2013     June 30, 2014

Invesco V.I. Global Real Estate Fund
   Series I Shares                                 Contractual     1.30%     April 30, 2004   April 30, 2013

   Series II Shares                                Contractual     1.45%     April 30, 2004   April 30, 2013

Invesco V.I. Global Real Estate Fund
   Series I Shares                                 Contractual     2.00%      May 1. 2013     June 30, 2014

   Series II Shares                                Contractual     2.25%      May 1, 2013     June 30, 2014

Invesco V.I. Government Securities Fund
   Series I Shares                                 Contractual     0.70%      July 1, 2012    April 30, 2013

   Series II Shares                                Contractual     0.95%      July 1, 2012    April 30, 2013

Invesco V.I. Government Securities Fund
   Series I Shares                                 Contractual     1.50%      May 1, 2013     June 30, 2014

   Series II Shares                                Contractual     1.75%      May 1, 2013     June 30, 2014

Invesco V.I. High Yield Fund
   Series I Shares                                 Contractual     0.80%      May 2, 2011     April 30, 2014

   Series II Shares                                Contractual     1.05%      May 2, 2011     April 30, 2014

Invesco V.I. High Yield Securities Fund
   Series I Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013

   Series II Shares                                Contractual     1.75%      July 1, 2012    June 30, 2013

Invesco V.I. International Growth Fund
   Series I Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013

   Series II Shares                                Contractual     2.50%      July 1, 2012    June 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                 Contractual     1.30%   September 10, 2001 April 30, 2013

   Series II Shares                                Contractual     1.45%   September 10, 2001 April 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                 Contractual     2.00%      May 1. 2013     June 30, 2014

   Series II Shares                                Contractual     2.25%      May 1, 2013     June 30, 2014

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ----------------- --------------
Invesco V.I. Money Market Fund
   Series I Shares                                 Contractual     1.30%    January 1, 2005  April 30, 2013

   Series II Shares                                Contractual     1.45%    January 1, 2005  April 30, 2013

Invesco V.I. Money Market Fund
   Series I Shares                                 Contractual     1.50%      May 1. 2013    June 30, 2014

   Series II Shares                                Contractual     1.75%      May 1, 2013    June 30, 2014

Invesco V.I. S&P 500 Index Fund
   Series I Shares                                 Contractual     2.00%     July 1, 2012    June 30, 2013

   Series II Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013

Invesco V.I. Small Cap Equity Fund
   Series I Shares                                 Contractual     1.15%     July 1, 2005    April 30, 2013

   Series II Shares                                Contractual     1.40%     July 1, 2005    April 30, 2013

Invesco V.I. Small Cap Equity Fund
   Series I Shares                                 Contractual     2.00%      May 1. 2013    June 30, 2014

   Series II Shares                                Contractual     2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Technology Fund
   Series I Shares                                 Contractual     1.30%    April 30, 2004   April 30, 2013

   Series II Shares                                Contractual     1.45%    April 30, 2004   April 30, 2013

Invesco V.I. Technology Fund
   Series I Shares                                 Contractual     2.00%      May 1. 2013    June 30, 2014

   Series II Shares                                Contractual     2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Utilities Fund
   Series I Shares                                 Contractual     2.00%      May 1, 2012    June 30, 2013

   Series II Shares                                Contractual     2.25%      May 1, 2012    June 30, 2013

Invesco Van Kampen V.I. American Franchise Fund
   Series I Shares                                 Contractual     0.90%     July 1, 2012    June 30, 2014

   Series II Shares                                Contractual     1.15%     July 1, 2012    June 30, 2014

Invesco Van Kampen V.I. American Value Fund
   Series I Shares                                 Contractual     2.00%     July 1, 2012    June 30, 2013

   Series II Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013

Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                                 Contractual     0.72%     July 1, 2012    April 30, 2013

   Series II Shares                                Contractual     0.97%     July 1, 2012    April 30, 2013

                                                         as of February 6, 2013

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ----------------- --------------
Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                                 Contractual     0.78%     May 1. 2013     April 30, 2014

   Series II Shares                                Contractual     1.03%     May 1, 2013     April 30, 2014

Invesco Van Kampen V.I. Equity and Income Fund
   Series I Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2013

   Series II Shares                                Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                 Contractual     0.72%     July 1, 2012    April 30, 2013

   Series II Shares                                Contractual     0.97%     July 1, 2012    April 30, 2013

Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                 Contractual     0.78%     May 1. 2013     April 30, 2014

   Series II Shares                                Contractual     1.03%     May 1, 2013     April 30, 2014

Invesco Van Kampen V.I. Mid Cap Growth Fund
   Series I Shares                                 Contractual     1.09%     July 1, 2012    June 30, 2014

   Series II Shares                                Contractual     1.34%     July 1, 2012    June 30, 2014

Invesco Van Kampen V.I. Value Opportunities Fund                              January 1,
   Series I Shares                                 Contractual     1.30%         2005        April 30, 2013

   Series II Shares                                                           January 1,
                                                   Contractual     1.45%         2005        April 30, 2013

Invesco Van Kampen V.I. Value Opportunities Fund
   Series I Shares                                 Contractual     2.00%     May 1. 2013     June 30, 2014

   Series II Shares                                Contractual     2.25%     May 1, 2013     June 30, 2014

                                                         as of February 6, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust       Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust             Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust               Contractual     0.46%   October 15, 2012  October 31, 2014

                                                             Sub-Item 77 Q 1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM EQUITY FUNDS
    (INVESCO EQUITY                                      EFFECTIVE EXPIRATION
        FUNDS)                WAIVER DESCRIPTION           DATE       DATE
  --------------------  -------------------------------- --------- ----------
   Invesco              Invesco will waive advisory      3/27/2006 07/15/2013
   Constellation        fees to the extent necessary so
   Fund                 that advisory fees Invesco
                        receives do not exceed the
                        annualized rates listed below.
                        0.695% of the first $250M
                        0.615% of the next $4B
                        0.595% of the next $750M
                        0.57% of the next $2.5B
                        0.545% of the next $2.5B
                        0.52% of the excess over $10B

    AIM TREASURER'S
     SERIES TRUST
  (INVESCO TREASURER'S                                   EFFECTIVE EXPIRATION
     SERIES TRUST)            WAIVER DESCRIPTION           DATE       DATE
  --------------------  -------------------------------- --------- ----------
   Premier Portfolio    Invesco will waive advisory      2/1/2011  12/31/2013
                        fees in the amount of 0.07% of
                        the Fund's average daily net
                        assets

   Premier U.S.         Invesco will waive advisory      2/1/2011  12/31/2013
   Government           fees in the amount of 0.07% of
   Money Portfolio      the Fund's average daily net
                        assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2013
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2013
Invesco Equity and Income Fund                February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2013
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2013
Invesco Growth and Income Fund                February 12, 2010  June 30, 2013
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2013
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2013
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2013
Invesco U.S. Quantitative Core Fund             July 1, 2007     June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                             July 1, 2007    June 30, 2013
Invesco Constellation Fund                       July 1, 2007    June 30, 2013
Invesco Disciplined Equity Fund                  July 14, 2009   June 30, 2013
Invesco Diversified Dividend Fund                July 1, 2007    June 30, 2013
Invesco Summit Fund                              July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2013
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2013
Invesco International Small Company Fund          July 1, 2007   June 30, 2013
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund           July 1, 2007     June 30, 2013
Invesco Leaders Fund                          February 12, 2010  June 30, 2013
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2013
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Asia Pacific Growth Fund                  July 1, 2007   June 30, 2013
Invesco European Growth Fund                      July 1, 2007   June 30, 2013
Invesco Global Growth Fund                        July 1, 2007   June 30, 2013
Invesco Global Opportunities Fund                August 3, 2012  June 30, 2013
Invesco Global Small & Mid Cap Growth Fund        July 1, 2007   June 30, 2013
Invesco International Growth Fund                 July 1, 2007   June 30, 2013
Invesco International Core Equity Fund            July 1, 2007   June 30, 2013
Invesco Select Opportunities Fund                August 3, 2012  June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*          May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy
  Fund**                                     November 29, 2010   June 30, 2013
Invesco China Fund                              July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***         February 12, 2010   June 30, 2013
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2013
Invesco Endeavor Fund                           July 1, 2007     June 30, 2013
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2013
Invesco Global Markets Strategy Fund         September 25, 2012  June 30, 2013
Invesco International Total Return Fund         July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2013
Invesco Premium Income Fund                  December 13, 2011   June 30, 2013
Invesco Select Companies Fund                   July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2013
Invesco Dynamics Fund                           July 1, 2007     June 30, 2013
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2013
Invesco High Yield Fund                         July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund            February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2013
Invesco Money Market Fund                       July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund                     July 1, 2007     June 30, 2013
Invesco Real Estate Fund                        July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2013
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                             Sub-Item 77 Q 1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2013
Invesco Comstock Fund                         February 12, 2010  June 30, 2013
Invesco Energy Fund                             July 1, 2007     June 30, 2013
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2013
Invesco Leisure Fund                            July 1, 2007     June 30, 2013
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2013
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2013
Invesco Technology Fund                         July 1, 2007     June 30, 2013
Invesco Technology Sector Fund                February 12, 2010  June 30, 2013
Invesco Utilities Fund                          July 1, 2007     June 30, 2013
Invesco Value Fund                            February 12, 2010  June 30, 2013
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2013
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2013
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2013
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. Balanced-Risk Allocation
  Fund****                                    December 22, 2010  June 30, 2013
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2013
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2013
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2013
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2013
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2013
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2013
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2013
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2013
Invesco V.I. High Yield Securities Fund       February 12, 2010  June 30, 2013
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2013
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2013
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2013
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2013
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2013
Invesco V.I. Utilities Fund                     July 1, 2007     June 30, 2013
Invesco Van Kampen V.I. American
  FranchiseFund                               February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. American Value Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Comstock Fund         February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Equity and Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Growth and Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Value Opportunities
  Fund                                          July 1, 2007     June 30, 2013

--------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         January 16, 2013  June 30, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Government TaxAdvantage Portfolio                 July 1, 2007   June 30, 2013
STIC Prime Portfolio                              July 1, 2007   June 30, 2013
Treasury Portfolio                                July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Municipal Income Opportunities Trust      June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust            June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust              June 1, 2010   June 30, 2013

                                                            Sub-Item 77 Q 1 (e)

                               AMENDMENT NO. 26

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of September 28, 2012, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties agree to amend the Agreement to remove Invesco Commodities Strategy Fund and change the name of Invesco Small Companies Fund to Invesco Select Companies Fund;

   NOW, THEREFORE, the parties agree as follows;

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                      EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                      ------------------------------------
Invesco Balanced-Risk Allocation Fund                         May 29, 2009

Invesco Balanced-Risk Commodity Strategy Fund              November 29, 2010

Invesco China Fund                                           March 31, 2006

Invesco Developing Markets Fund                            September 1, 2001

Invesco Emerging Market Local Currency Debt Fund             June 14, 2010

Invesco Emerging Markets Equity Fund                          May 31, 2011

Invesco Endeavor Fund                                       November 3, 2003

Invesco Global Health Care Fund                            September 1, 2001

Invesco Global Markets Strategy Fund                       September 25, 2012

Invesco International Total Return Fund                      March 31, 2006

Invesco Pacific Growth Fund                                February 12, 2010

Invesco Premium Income Fund                                December 14, 2011

Invesco Select Companies Fund                               November 3, 2003

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                     INVESCO BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                          ANNUAL RATE*
----------                                                          ------------
First $250 million.................................................     0.95%
Next $250 million..................................................    0.925%
Next $500 million..................................................     0.90%
Next $1.5 billion..................................................    0.875%
Next $2.5 billion..................................................     0.85%
Next $2.5 billion..................................................    0.825%
Next $2.5 billion..................................................     0.80%
Over $10 billion...................................................    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

NET ASSETS                                                          ANNUAL RATE*
----------                                                          ------------
First $250 million.................................................    1.050%
Next $250 million..................................................    1.025%
Next $500 million..................................................    1.000%
Next $1.5 billion..................................................    0.975%
Next $2.5 billion..................................................    0.950%
Next $2.5 billion..................................................    0.925%
Next $2.5 billion..................................................    0.900%
Over $10 billion...................................................    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                              INVESCO CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.935%
Next $250 million..................................................     0.91%
Next $500 million..................................................    0.885%
Next $1.5 billion..................................................     0.86%
Next $2.5 billion..................................................    0.835%
Next $2.5 billion..................................................     0.81%
Next $2.5 billion..................................................    0.785%
Over $10 billion...................................................     0.76%

               INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.75%
Next $500 million..................................................    0.70%
Next $500 million..................................................    0.67%
Over $1.5 billion..................................................    0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $350 million.................................................     0.75%
Next $350 million..................................................     0.65%
Next $1.3 billion..................................................     0.55%
Next $2 billion....................................................     0.45%
Next $2 billion....................................................     0.40%
Next $2 billion....................................................    0.375%
Over $8 billion....................................................     0.35%

                     INVESCO GLOBAL MARKETS STRATEGY FUND

NET ASSETS                                                          ANNUAL RATE*
----------                                                          ------------
First $10 billion..................................................    1.500%
Over $10 billion...................................................    1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                    INVESCO INTERNATIONAL TOTAL RETURN FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................     0.65%
Next $250 million..................................................     0.59%
Next $500 million..................................................    0.565%
Next $1.5 billion..................................................     0.54%
Next $2.5 billion..................................................    0.515%
Next $5 billion....................................................     0.49%
Over $10 billion...................................................    0.465%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.745%
Next $250 million..................................................     0.73%
Next $500 million..................................................    0.715%
Next $1.5 billion..................................................     0.70%
Next $2.5 billion..................................................    0.685%
Next $2.5 billion..................................................     0.67%
Next $2.5 billion..................................................    0.655%
Over $10 billion...................................................     0.64%

                          INVESCO PACIFIC GROWTH FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion...................................................    0.87%
Next $1 billion....................................................    0.82%
Over $2 billion....................................................    0.77%

                          INVESCO PREMIUM INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.650%
Next $500 million..................................................    0.600%
Next $500 million..................................................    0.550%
Over $1.5 billion..................................................    0.540%

2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                       AIM INVESTMENT FUNDS
                                       (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Peter A. Davidson      By:     /s/ John M. Zerr
         -------------------------          -------------------------------
         Assistant Secretary                John M. Zerr
                                            Senior Vice President

(SEAL)

                                       INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson      By:     /s/ John M. Zerr
         -------------------------          -------------------------------
         Assistant Secretary                John M. Zerr
                                            Senior Vice President

(SEAL)

                                                            Sub-Item 77 Q 1 (e)

                               AMENDMENT NO. 12

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of September 28, 2012, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Contract to remove Invesco Commodities Strategy Fund and change the name of Invesco Small Companies Fund to Invesco Select Companies Fund;

   NOW, THEREFORE, the parties agree as follows;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

        Invesco Balanced-Risk Allocation Fund
        Invesco Balanced-Risk Commodity Strategy Fund
        Invesco China Fund
        Invesco Developing Markets Fund
        Invesco Emerging Market Local Currency Debt Fund
        Invesco Emerging Markets Equity Fund
        Invesco Endeavor Fund
        Invesco Global Health Care Fund
        Invesco Global Markets Strategy Fund
        Invesco International Total Return Fund
        Invesco Pacific Growth Fund
        Invesco Premium Income Fund
        Invesco Select Companies Fund"

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  -----------------------------

                                          Name:   John M. Zerr

                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  -----------------------------

                                          Name:   Harsh Damani

                                          Title:  SVP Fund Admin

                                          By:     /s/ Jamie Kingston
                                                  -----------------------------

                                          Name:   Jamie Kingston

                                          Title:  SVP Product

                                          INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                          GMBH

                                          Sub-Adviser

                                          By:     /s/ A. Lehmann
                                                  -----------------------------

                                          Name:   A. Lehmann

                                          Title:  Managing Director

                                          By:     /s/ C. Puschmann
                                                  -----------------------------

                                          Name:   C. Puschmann

                                          Title:  Managing Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ M. McLaughlin
                                                  -----------------------------

                                          Name:   M. McLaughlin

                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  -----------------------------

                                          Name:   Masakazu Hasegawa

                                          Title:  Managing Director

                                          INVESCO AUSTRALIA LIMITED

                                          Sub-Adviser

                                          By:     /s/ Nick Burrell
                                                  -----------------------------

                                          Name:   Nick Burrell

                                          Title:  Company Secretary

                                          By:     /s/ Mark Yesberg
                                                  -----------------------------

                                          Name:   Mark Yesberg

                                          Title:  Director

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Fanny Lee
                                                  -----------------------------

                                          Name:   Fanny Lee

                                          Title:  Director

                                          By:     /s/ Gracie Liu
                                                  -----------------------------

                                          Name:   Gracie Liu

                                          Title:  Director

                                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                     Sub-Adviser

                                     By:     /s/ Jeffrey H. Kupor
                                             ---------------------------------

                                     Name:   Jeffrey H. Kupor

                                     Title:  Secretary & General Counsel